Exhibit 10.1

AMENDMENT
TO
THROUGHPUT AND TANKAGE AGREEMENT

This Amendment to Throughput and Tankage Agreement (this “Amendment”) is entered into as of July 22, 2016, but effective as of February 11, 2014, by and between Lion Oil Company, an Arkansas corporation (“Lion”), and Delek Logistics Operating, LLC, a Delaware limited liability company (“Logistics”). Lion and Logistics are hereinafter sometimes referred to individually as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, Lion and Logistics are parties to that certain Throughput and Tankage Agreement (El Dorado Terminal and Tankage) dated as of February 10, 2014 (the “Throughput Agreement”);

WHEREAS, the Throughput Agreement contained a provision that adjusted the fees paid under the Throughput Agreement based on the difference between the Assumed OPEX and Logistics’ operating expenses associated with its operation of the Terminal and Tankage (the “Assumed OPEX True-Up”);

WHEREAS, the Parties intention and expectation was for the Assumed OPEX True-Up to be cash-flow neutral;

WHEREAS, given the actual operating circumstances since the signing of the Throughput Agreement, the Parties feel the fee structure currently set forth in the Throughput Agreement, without giving effect to the Assumed OPEX True-Up, remains appropriate; and

WHEREAS, Lion and Logistics now desire to amend the Throughput Agreement in certain respects, as provided in this Amendment;

NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, obligations and benefits made and contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Throughput Agreement.

2.Amendment. The Parties hereto agree that the Throughput Agreement is hereby amended as follows:

(a)    The defined term “Assumed OPEX” is deleted.

(b)    Section 2(f)(ii) of the Throughput Agreement is hereby amended in its entirety to read as follows:

1

“[Reserved].”

3.    Ratification. Except as amended or modified by Section 2 of this Amendment, the Throughput Agreement is hereby ratified by each of the Parties hereto and shall remain in full force and effect in accordance with its terms.

4.    Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.

[Remainder of Page Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

LION OIL COMPANY

By:      /S/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

By:  /S/ Danny C. Norris
Name: Danny C. Norris
Title: Vice President

DELEK LOGISTICS OPERATING, LLC

By:  /S/ Mark D. Smith
Name: Mark D. Smith
Title: Executive Vice President

By:  /S/ Paul Stone
Name:  Paul Stone
Title: Vice President

[Signature Page to Amendment to Throughput and Tankage Agreement]